UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________________________
FORM 8-K
___________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  April 29, 2025
___________________________________________________
XENCOR, INC.
(Exact name of registrant as specified in its charter)
___________________________________________________

Delaware	001-36182	20-1622502

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

465 North Halstead Street, Suite 200 Pasadena, California	91107

(Address of Principal Executive Offices)	(Zip Code)
(626) 305-5900
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	XNCR	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Xencor, Inc. (the “Company”) held a conference call on April 29, 2025 to discuss interim results from the Phase 1 dose-escalation study of XmAb942 (Xtend™ TL1A), descriptions of preclinical data from the XmAb TL1A x IL23p19 program and associated near-term clinical timelines. The Company has also made available on its website (www.xencor.com) presentation materials containing certain initial data from the ongoing clinical study and certain forward-looking information.

The information contained in, or that can be accessed through, the Company’s website is not a part of this filing. A copy of the presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The presentation is current as of April 29, 2025 and the Company disclaims any obligation to update this material.

On April 29, 2025, the Company issued a press release announcing the interim results from the Phase 1 dose-escalation study of XmAb942 (Xtend™ TL1A), descriptions of preclinical data from the XmAb TL1A x IL23p19 program and associated near-term clinical timelines. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
99.1	Presentation dated April 29, 2025.
99.2	Press release issued by Xencor, Inc. on April 29, 2025.
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2025	XENCOR, INC.

	By:	/s/ Celia Eckert
Celia Eckert
General Counsel & Corporate Secretary